Exhibit 99.1

China HGS Real Estate Inc.
(OTC BB: CAHS)
 January 2010

Forward Looking Statement
CAUTIONARY STATEMENT REGARDING
FORWARD - LOOKING STATEMENTS
This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements and therefore refer you to a more detailed discussion of the risks and uncertainties in the Company’s filings with the Securities & Exchange
Commission. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,”
“potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. The forward-looking statements contained in this presentation are made only as of this date and CAHS is under no obligation to revise or update these forward-looking statements.

Equity Snapshot
OTC BB Listed	CAHS
Share Price (01/20/2010)	$3.98
52 Week Range	$0.02 - $4.00
Market Cap	$179.5 Million
Shares Outstanding*	45.1 Million
Revenue (ttm)	$28.5 Million
Net Income (ttm)	$11.1 Million
EPS	$0.28
Gross Margin	47.0%
Net Margin	38.9%
P/E (ttm)	14.2x
* As of December 24, 2009

▪ Rapidly growing real estate market in the tier II and tier III cities in China
▪ Strong project pipelines under development and planning with 459,614 sq m GFA (Gross Floor Area)
▪ Largest property developer in Hanzhong (3.8 m population)
▪ Standardized, scalable model that emphasizes rapid asset turnover, efficient capital management and strict cost control
▪ Experienced management team
▪ Strong financial position

Investment Highlights

▪ No.1 real estate developer with 47%
 market share in Hanzhong, a third-tier city
 in Shaanxi province with 3.8 million
 population
▪ Real estate properties offered include:
 multi-layer, sub-high-rise, and high-rise
 apartment buildings
▪ Majority of recent projects completed with
 gross margin in the range of 40% to 55%
▪ 150,000 ㎡ of average annual area
 developed in the past 14 years
▪ National grade II real estate qualification
Company Overview
Business Overview
A branch company in Yangxian was
established
Hanzhong Guangsha Real Estate
Development Co., Ltd. was founded
A branch company in Weinan was
established
Shaanxi Guangsha Investment and
Development Group Co., Ltd. was
registered with RMB160.7 million
Goal: To become the leading
residential property developer
focused on China’s Tier III cities
2008
2007
1995
2001
August
2009
Became public and listed on OTCBB
under ticker symbol “CAHS”

▪ Increasing urbanization rate drives
 demand for real estate
▪ Less significant and small-scale
 property bubbles in tier II and tier III
 cities relative to tier I cities
▪ Attractive growth in resident disposable
 income boost demand for real estate
▪ Significantly lower competition in tier III
 cities
Promising Real Estate Opportunity
in Tier II and Tier III cities
Urban population expected to increase from 43% to 47% by 2010
Source: State Statistical Bureau, the 11th Tenth Five-Year Plan

Hanzhong’s Geographic Significance
Weinan
Hanzhong
✓ Located in the southwestern part of Shaanxi
 Province, Hangzhong is historically a strategic
 passageway liking northwest to southwest
✓ Located in the southeastern part of Shaanxi
 Province, Weinan the “Eastern Gate” connecting
 northwest to central China

Hanzhong - Culture Center in Central China
Source: Shaanxi Statistical Bureau
GDP (Hundred Million RMB)
Average Disposal Income (RMB)
Real Estate Investment (Hundred Million RMB)

• Pre-sale
• Customer
 Financing
A systematic and standardized process to project development, which is implemented through several well-defined phases
Opportunity
Identification
Initial
Planning
Land
Acquisition
• Strategic
 Planning
• Geographic
 and Market
 Analysis
• Auction
 Opportunity
 Study
• Feasibility
• Preliminary
 Design
• Costing and
 Financial
 Evaluation
• Financial
 Projection
• Internal
 Approval
• Biding
 Process
Project
Planning &
Design
Project
Construction
&
Management
Pre-sale, sale
& Marketing
After-sale,
Service
• Architectural
 &
 Engineering
 Design
• Design
 Management
• Arrange
 Financing
• Construction
• Construction
 Supervision
• Quality
 Control
• Completion
 Inspection
• Landscaping
 & Fixture
 Installation
• Registration
 Assistance
• Feedback
 Collection
• Advertising
• Property
 Management
• Heating
 System
Land Acquisition Process
Systematic & Standardized Project
Development Process

Solid Track Record of Completed Projects
All data as of September 30, 2009
* The amounts for “total GFA” in this table are the amounts of total saleable residential GFA
	Location	Type of Projects	Completion Date	Total GFA (sq m)	% of Units Sold
Weinan Lijing Garden - Project I	Weinan City	M	April 2005	44,373	100%
Weinan Lijing Garden - Project II	Weinan City	M	December 2006	55,390	100%
Weinan Lijing Garden - Project III	Weinan City	M	June 2008	3,964	100%
Yangzhou Pearl Garden - Project I	Yang County	M	September 2009	34,348	59.3%
Mingzhu Garden - Project I & II	Hanzhong City	M	September 2009	28,666	100%
Total				166,741	91.9%

Under Construction and Planned Projects
	Location	Type of Projects	Expected Completion Date	Total GFA* (sq m)	% of Units Pre-sold
Projects under Construction
Yangzhou Pearl Garden	Yang County	M	December 2010	72,476	8.8%
Mingzhu Xinju - Project I	Hanzhong City	M/S	December 2010	42,476	62.5%
Mingzhu Real Estate	Hanzhong City	M/S/H	December 2010	37,015	100%
Subtotal				151,967	26.1%
Projects under Planning
Yangzhou Pearl Garden - Project IV	Yang County	M/S/H		246,471	0.0%
Mingzhu Xinju - Project II	Hanzhong City	M/S/H		61,176	0.0%
Subtotal				307,647	0.0%
Total				459,614
All data as of September 30, 2009
•The amounts for “total GFA” in this table are the amounts of total saleable residential GFA
• M = Multi-layer ; S = Sub-high-rise; H = High-rise

▪ Dominant residential real estate
 development company in Hanzhong
▪ Primary competitors include local and
 regional property developers
▪ No direct competition from the increasing
 number of large national players in Tier II
 cities as HGS focuses on small to medium
 -size projects
Competition
(in Ten Thousand RMB)
WB- Wanbang Real Estate

 • Recognized as "AAA Enterprise in Shaanxi Construction Industry" by Credit
 Association of Agricultural Bank of China, Shaanxi Branch
 • Disciplined bidding process
 • Senior management closely supervises management and planning process
 Forward looking land acquisition strategy focuses on locations with promising development potential
Competitive Strengths
 Captures over 80% of the resident real estate market in Hanzhong
Awards received include:
“3.15 Trustworthy Enterprise in China” by China Credibility Alliance
“Trustworthy Enterprise” by Shanxi Banking Association
Insignificant amount of debt and no long term bank loans
High Standard Quality
Control
Land Acquisition Strategy
Leading Market Position
High Market Recognition
Conservative Cap Structure

Target Customer Profile
Occupation
Region
Age
Payment

Marketing Strategies

Key Marketing Strategies

Advance sales

- Pre sale of units when new buildings made available for trading

Internal improvement

- Enhanced designs for residential areas

- Supporting infrastructure (roads, heating system, schools and hospitals)

Other Marketing Initiatives

Advertisements

- Television, newspaper, broadcasting, etc

Sales promotion

- Interest concessions, preferential offers and non-periodical lucky draws

Agents

- For large-scale development of buildings, a professional corporate agent is engaged

- Improve sales and enhance brand influence

Zhu Xiaojun, President, CEO and Chairman

- More than 20 years of experience in the real estate industry in China and a well-known industry leader

- Rated as one of “Top 100 Management Elites in China’s Building Industry 2005”

Ma Haizhu, Deputy General Manager

- Solid background in China’s construction and real estate industry

- Management experience in state-owned enterprises and government agencies

Shi Jiachuan, Manager of Marketing

- Significant sales experience in the real estate development industry

Li Shumin, Manager of Engineering

- Over 20 years of engineering work experience and 10 years of management experience

- Strong technical and consulting skills

Luo Shenghui, Manager of Finance

- Over 15 years of accounting and finance background with 10 years of management experience

Gordon Silver, Independent Director

- Strong background in the financial services industry

- Received his MBA and Law degree from Harvard University

David Sherman, Independent Director

- Extensive experience as a board member and industry expertise in the health care and financial services sector

- Received his Doctorate and MBA degree from Harvard Business Schooland is a U.S. Certified Public Accountant

Yuankai Wen, Independent Director

- Extensive experience working in China managing investments

- Received his Bachelor's degree in Chemistry from Nanjing University
Experienced Management Team

Large-scale Real
Estate Development
• Enormous market
 opportunity
• Very low land
 acquisition cost
Strict Cost Control
• Long term
 construction partners
• Supervision system
• Efficient sales
 expenses
Product Innovation
• Design
• Project
 management
• Heating Services
Pricing strategy
• High quality
• Moderate pricing
• Targeting middle
 income group
China HGS Goal
To become the leading
residential property developer
focused on China’s Tier III
cities

Strong Revenue Growth
* Management Estimates

Attractive Net Income Growth
* Management Estimates

Selected Income Statement
	Fiscal Year Ended September 30
	2009	2008
Real estate sales, net of sales taxes	28,459,176	17,249,539
Gross profit	13,375,159	8,087,591
Gross margin	47.0%	46.9%
Operating income (loss)	11,402,326	6,289,037
Operating margin	40.1%	36.5%
Net income (loss)	$11,057,550	$6,019,731
Net margin	38.9%	34.9%

Selected Balance Sheet
	Fiscal Year Ended September 30
	2009	2008
ASSETS
Current assets:
Cash & cash equivalents	$820,783	$2,121,060
Restricted cash	412,373	596,258
Real estate property development completed	2,392,003	13,657,042
Real estate property under development	42,522,287	22,699,749
Total current assets	47,981,453	39,320,615
Property, plant and equipment, net	713,008	401,635
Total Assets	$48,694,461	$39,722,250
LIABILITIES AND SHAREHOLDERS' EQUITY
Total current liabilities	18,831,506	21,414,759
Total shareholders' equity	29,862,955	18,307,491
Total Liabilities and Shareholders' Equity	$48,694,461	$39,722,250

▪ Rapidly growing real estate market in the tier II and tier III cities in China
▪ Strong project pipelines under development and planning with 459,614 GFA
▪ Largest property developer in Hanzhong (3.8 m population)
▪ Standardized, scalable model that emphasizes rapid asset turnover, efficient capital management and strict cost control
▪ Experienced management team
▪ Strong financial position

Investment Highlights

Company Contact
China HGS Real Estate Inc.
Mr. Ran Xiong, Deputy GM
China HGS Real Estate Inc.
Tel: +86-916-2622612
Email: xr968@163.net
Investor Relations
CCG Investor Relations
Crocker Coulson, President
Tel: +1-646-213-915
Email: crocker.coulson@ccgir.com
Legal Counsel
The Crone Law Group
Independent Auditor
Friedman LLP
Contact